UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 17, 2017

JBG SMITH PROPERTIES

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-37994	No. 81-4307010
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4445 Willard Avenue, Suite 400 Chevy Chase, Maryland	20815
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

2345 Crystal Drive, Suite 1100
Arlington, Virginia

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on July 18, 2017 (the “Closing Date”) of the transactions contemplated by that certain Master Transaction Agreement, as amended, (the “Master Transaction Agreement”), dated as of October 31, 2016, by and among Vornado Realty Trust (“Vornado”), Vornado Realty L.P. (“VRLP”), JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties, Inc. and JBG/Operating Partners, L.P., JBG SMITH Properties (the “Company”) and JBG SMITH Properties LP (“JBG SMITH LP”).  Pursuant to the Master Transaction Agreement, Vornado spun-off (the “Spin-Off”) the Company, which contains Vornado’s Washington, DC business, at 11:59 p.m. Eastern on July 17, 2017 and at 12:01 a.m. Eastern on July 18, 2017, certain assets owned by affiliates of The JBG Companies (“JBG”) were contributed to the Company (the “Combination” and together with the Spin-Off, the “Transactions”).  The events described below took place in connection with the consummation of the Transactions.

The Company filed a Registration Statement on Form 10 with the Securities and Exchange Commission (the “SEC”) describing the Transactions that was declared effective on June 26, 2017.  The Company’s Information Statement, dated June 27, 2017 (the “Information Statement”), which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 27, 2017, described for shareholders the details of the Transactions and provided information as to the business and management of the Company.  Such information was provided in the sections entitled “The Separation and the Combination,” “Business and Properties” and “Management” in the Information Statement, which sections are incorporated herein by reference.

Item 1.01                                           Entry into a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Master Transaction Agreement Amendment

On July 17, 2017, the parties to the Master Transaction Agreement entered into Amendment No. 1 to Master Transaction Agreement (the “Amendment”).  The Amendment provided for, among other things, certain valuation adjustments to the relative equity values, a change in the closing date, the assumption by the Company of certain severance costs related to the termination of Vornado employees in connection with the Transactions and a change so that expenses incurred in connection with obtaining required consents (other than those incurred by a lender or other third party) will be borne by the Company.

The foregoing description of the Amendment is subject to, and qualified in its entirety by, reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Separation Documentation

In connection with the Spin-Off, the Company (or one of its subsidiaries) entered into several agreements with Vornado (or one of its subsidiaries) that govern the relationship of the parties following the Spin-Off, including the following:

•                                          Separation and Distribution Agreement, dated as of July 17, 2017, by and among Vornado, VRLP, the Company and JBG SMITH LP;

•                                          Tax Matters Agreement, dated as of July 17, 2017, by and between Vornado and the Company;

•                                          Employee Matters Agreement, dated as of July 17, 2017, by and among Vornado, VRLP, the Company and JBG SMITH LP; and

•                                          Transition Services Agreement, dated as of July 17, 2017, by and between Vornado and the Company.

A summary of the material terms of these agreements can be found in the section titled “Certain Relationships and Related Person Transactions” of the Information Statement.  The summary is subject to, and qualified in its entirety by, reference to the Separation and Distribution Agreement, the Tax Matters Agreement, the Employee Matters Agreement and the Transition Services Agreement, filed as Exhibits 2.2, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Contribution and Merger Agreements

To effect the Combination, the Company (or one of its subsidiaries) entered into the following merger and contribution agreements:

•                                          Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund VI Transferred, L.L.C. and JBGS/Fund VI OP Mergerco, L.L.C.;

•                                          Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund VII Transferred, L.L.C. and JBGS/Fund VII OP Mergerco, L.L.C.;

•                                          Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund IX Transferred, L.L.C. and JBGS/Fund IX OP Mergerco, L.L.C.;

•                                          Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG SMITH LP and JBG/Fund VIII Legacy, L.L.C.;

•                                          Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG SMITH LP and JBG/UDM Legacy, L.L.C.;

•                                          Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Operating Partners, L.P. and JBGS/OP Mergerco, L.L.C.; and

•                                          Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG Properties, Inc. and JBG SMITH LP.

A summary of the material terms of these agreements can be found in the section titled “The Separation and the Combination” of the Information Statement.  The summary is subject to, and qualified in its entirety by, reference to the full text of each agreement, which are filed as Exhibits 2.3, 2.4, 2.5, 2.6, 2.7, 2.8 and 2.9, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Credit Facility

In connection with the Transactions, JBG SMITH LP entered into a senior unsecured credit facility pursuant to a Credit Agreement, dated as of July 18, 2017 (the “Credit Agreement”), by and among JBG SMITH LP, Wells Fargo Bank, National Association, as administrative agent, and certain other financial institutions party thereto as lenders.

A summary of the material terms of the Credit Agreement can be found in the section titled “Description of Material Indebtedness,” sub-heading “Senior Unsecured Credit Facility,” of the Information Statement.  The

summary is subject to, and qualified in its entirety by, reference to the Credit Agreement filed as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated herein by reference.

Registration Rights Agreements

On July 18, 2017, the Company entered into separate registration rights agreements with the initial holders of Company common shares received in the Combination (the “Shares Registration Rights Agreement”) and the initial holders of JBG SMITH LP common limited partnership units received in the Combination (the “Units Registration Rights Agreement”).

A summary of the material terms of the Shares Registration Rights Agreement and the Units Registration Rights Agreement can be found in the section titled “Certain Relationships and Related Person Transactions,” sub-heading “Registration Rights Agreements,” of the Information Statement.  The summary is subject to, and qualified in its entirety by, reference to the Shares Registration Rights Agreement and the Units Registration Rights Agreement filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Unit Issuance Agreements

On July 18, 2017, the Company entered into unit issuance agreements with certain of its trustees and executive officers in connection with the consideration they received in the Combination.

A summary of the material terms of these agreements can be found in the section titled “The Separation and the Combination—The Combination—The MTA—Consideration” of the Information Statement.  The summary is subject to, and qualified in its entirety by, reference to the Unit Issuance Agreements filed as Exhibits 10.7 and 10.8, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Separation

On July 17, 2017, Vornado completed the Spin-Off. The Company is now an independent public company trading under the symbol “JBGS” on the New York Stock Exchange. In the Spin-Off, Vornado distributed one common share of the Company for every two common shares of Vornado, and VRLP distributed one common limited partnership unit of JBG SMITH LP for every two common limited partnership units of VRLP.  A total of 94,735,489 common shares of the Company and 5,835,635 common limited partnership units of JBG SMITH LP were distributed in the Spin-Off.

Combination

Immediately following the Spin-Off, the Company consummated the Combination. In connection with the Combination, the Company issued 23,465,362 common shares and JBG SMITH LP issued 13,698,534 common limited partnership units to parties other than the Company. After completion of the Spin-Off and Combination, there are 118,200,851 Company common shares outstanding and 19,534,169 JBG SMITH LP common limited partnership units outstanding that are owned by parties other than the Company.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

In connection with the Spin-Off, on July 17, 2017, JBG SMITH LP issued 100,571,402 JBG SMITH LP common limited partnership units to VRLP in exchange for the contribution by VRLP of Vornado’s Washington, DC business (including interest in entities holding properties).  In addition, the Company issued 94,734,489 common shares to Vornado in exchange for the contribution by Vornado of interests in certain of the 94,735,489 JBG SMITH LP common limited partnership units that Vornado received in the distribution by VRLP.  The JBG SMITH LP common limited partnership units and Company common shares issued to VRLP and Vornado, respectively, were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering.  Neither of these offerings was a “public offering” because only one person was involved in each transaction, neither the Company nor JBG SMITH LP has engaged in general solicitation or advertising with regard to the issuance and sale of the common limited partnership units and common shares to VRLP and Vornado, and neither the Company nor JBG SMITH LP has offered securities to the public in connection with such issuances and sales to VRLP and Vornado.

In connection with the Combination, on July 18, 2017, the Company issued 23,465,362 common shares and JBG SMITH LP issued 13,698,534 common limited partnership units as consideration for the contribution of certain assets of JBG, which were issued in reliance upon an exemption from registration pursuant to Regulation D under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering.  Among other things, the Company and JBG SMITH LP relied on the fact that there was no general solicitation or advertising with regard to the issuance and sale of these securities. The JBG SMITH LP common limited partnership units are redeemable for cash or, at the Company’s election, Company common shares, beginning August 1, 2018, subject to certain limitations.

Item 5.01                                           Change in Control of Registrant.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.  The Spin-Off was completed on July 17, 2017.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note, Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Election of Trustees and Appointment of Officers

Prior to the completion of the Combination, the Board of Trustees (the “Board”) of the Company consisted of Stephen Theriot and Scott Estes. In connection with the Spin-Off, Stephen Theriot resigned as trustee on July 17, 2017.

At the Company’s annual shareholder meeting held on July 10, 2017, Scott Estes, Alan Forman, Michael Glosserman, Charles E. Haldeman, Jr., W. Matthew Kelly, Carol A. Melton, William J. Mulrow, Steven Roth, Mitchell Schear, Robert Stewart, Ellen Shuman, and John F. Wood were elected as trustees of the Company, effective upon the Closing Date, bringing the total Board size to twelve trustees.  The Board has determined that Scott Estes, Alan Forman, Charles E. Haldeman, Jr., Carol A. Melton, William J. Mulrow, Ellen Shuman, and John F. Wood are independent trustees.

Set forth below are the trustees who are members of each committee of the Board, effective upon the Closing Date:

•                  Audit Committee: Scott Estes (Chair), Charles E. Haldeman, Jr., William J. Mulrow;

•                  Compensation Committee: Carol A. Melton (Chair), Scott Estes, Alan Forman, and William J. Mulrow; and

•                  Corporate Governance and Nominating Committee: Alan Forman (Chair), Charles E. Haldeman, Jr., Ellen Shuman, and John F. Wood.

Please see the section entitled “Management” in the Information Statement for biographical information about the newly elected trustees. Such information is incorporated herein by reference.

The following executive officers were appointed to the positions indicated below, effective as of the Closing Date:

W. Matthew Kelly — Chief Executive Officer
David Paul — President and Chief Operating Officer
Steven Museles — Chief Legal Officer and Secretary
James Iker — Chief Investment Officer
Brian Coulter — Co-Chief Development Officer
Kevin Reynolds — Co-Chief Development Officer
Robert Stewart — Executive Vice Chairman
Patrick J. Tyrell — Chief Administrative Officer.

Stephen Theriot continues to hold the office of Chief Financial Officer and Treasurer. David Paul replaced Steven Roth as President.

JBG SMITH 2017 Employee Share Purchase Plan

On June 23, 2017, the Board adopted the JBG SMITH 2017 Employee Share Purchase Plan (the “ESPP”), effective as of July 17, 2017, and authorized the issuance of up to 2,066,000 Company common shares thereunder.  On July 10, 2017, the Company’s sole shareholder approved the Plan. The ESPP provides eligible employees an option to purchase, through payroll deductions, common shares of the Company at a discount no greater than 15% of the closing price of a share of Company common stock on relevant determination dates, provided that the fair market value of Company common shares purchased by any eligible employee may not exceed $25,000 in any calendar year. The maximum aggregate number of Company common shares reserved for issuance under the ESPP will automatically increase on January 1 of each year, unless the compensation committee of the Board determines to limit any such increase, by the lesser of (i) 0.1% of the total number of outstanding common shares in the Company on December 31 of the preceding calendar year and (ii) 206,600.

All employees of the Company and its majority-owned subsidiaries who are customarily employed for more than 20 hours per week on a regular basis and are employees of the Company or a majority-owned subsidiary on the first day of the applicable offering period are eligible to participate in the ESPP, except that no employee may be granted an option under the ESPP if such employee owns 5% or more of the total combined voting power or value of all classes of shares in the Company or any of its subsidiaries. The Company has not yet established an offering period. The description of the ESPP is qualified in its entirety by reference to the ESPP, which is attached hereto as Exhibit 10.9, and is incorporated herein by reference.

JBG SMITH 2017 Omnibus Share Plan

On June 23, 2017, the Board adopted the JBG SMITH 2017 Omnibus Share Plan (the “Plan”), effective as of July 17, 2017, and authorized the reservation of 10,330,200 Company common shares pursuant to the Plan.  On July 10, 2017, the Company’s sole shareholder approved the Plan.  Please see the section entitled “Compensation Discussion and Analysis,” sub-heading “JBG SMITH Compensation Programs Following the Separation,” in the Information Statement for a description of the material provisions of the Plan, which description is incorporated herein by reference.  The description of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.10, and is incorporated herein by reference.

Employment Agreement with Stephen Theriot

On July 17, 2017, the Company entered into an employment agreement with Stephen Theriot to serve as Chief Financial Officer and Treasurer for an initial term of three years, with automatic renewal provided for successive one-year periods, unless either party provides 180 days’ written notice of nonrenewal.  The employment agreement provides for Mr. Theriot to receive an annual base salary of $550,000.  The terms of Mr. Theriot’s employment agreement are substantially identical to the employment agreements entered into with the other executive officers of the Company.

A summary of the material terms of this agreement can be found in the section titled “Compensation Discussion and Analysis” of the Information Statement.  The summary is subject to, and qualified in its entirety by, reference to the Employment Agreement filed as Exhibit 10.11, to this Current Report on Form 8-K, which is incorporated herein by reference.

Indemnification Agreements

On July 18, 2017, the Company entered into indemnification agreements with each of its trustees and executive officers.

A summary of the material terms of these agreements can be found in the section titled “Certain Relationships and Related Person Transactions” of the Information Statement.  The summary is subject to, and qualified in its entirety by, reference to the Form of Indemnification Agreement filed as Exhibit 10.12, to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2017, the Company amended and restated its declaration of trust and bylaws.  Please see the section entitled “Certain Provisions of Maryland Law and of Our Declaration of Trust and Bylaws” in the Information Statement for a description of the provisions of the Amended and Restated Declaration of Trust and Amended and Restated Bylaws, which description is incorporated herein by reference.  The Amended and Restated Declaration of Trust and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K, and incorporated herein by reference.

On July 17, 2017, the first amended and restated limited partnership agreement of JBG SMITH LP was executed (the “Partnership Agreement”).  Please see the section entitled “Partnership Agreement” in the Information Statement for a description of the provisions of the Partnership Agreement, which description is incorporated herein by reference.  The Partnership Agreement is attached hereto as Exhibit 10.13, and is incorporated herein by reference.

Item 5.05                                           Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation and the Distribution, the Board adopted a Code of Business Conduct and Ethics.  A copy of the Company’s Code of Business Conduct and Ethics is available under the Investor Relations section of the Company’s website at www.jbgsmith.com.

Item 8.01                                           Other Events.

In connection with the Spin-Off, the Board adopted Corporate Governance Guidelines.  A copy of the Company’s Corporate Governance Guidelines is available under the Investor Relations section of the Company’s website at www.jbgsmith.com.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

The financial statements of the Company required to be filed pursuant to this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

2.1                               Amendment to Master Transaction Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties Inc. and JBG/Operating Partners set forth on Schedule A thereto, JBG SMITH Properties and JBG SMITH Properties LP

2.2                               Separation and Distribution Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG SMITH Properties and JBG SMITH Properties LP

2.3                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund VI Transferred, L.L.C. and JBGS/Fund VI OP Mergerco, L.L.C.

2.4                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund VII Transferred, L.L.C. and JBGS/Fund VII OP Mergerco, L.L.C.

2.5                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund IX Transferred, L.L.C. and JBGS/Fund IX OP Mergerco, L.L.C.

2.6                               Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG SMITH Properties LP and JBG/Fund VIII Legacy, L.L.C.

2.7                               Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG SMITH Properties LP and JBG/UDM Legacy, L.L.C.

2.8                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Operating Partners, L.P. and JBGS/OP Mergerco, L.L.C.

2.9                               Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG Properties, Inc. and JBG SMITH Properties LP

3.1                               Declaration of Trust of JBG SMITH Properties, as amended and restated

3.2                               Amended and Restated Bylaws of JBG SMITH Properties

10.1                        Tax Matters Agreement, dated as of July 17, 2017, by and between Vornado Realty Trust and JBG SMITH Properties

10.2                        Employee Matters Agreement, dated as of July 17, 2017, by and between Vornado Realty Trust, Vornado Realty L.P., JBG SMITH Properties and JBG SMITH Properties LP

10.3                        Transition Services Agreement, dated as of July 17, 2017, by and between Vornado Realty Trust and JBG SMITH Properties

10.4                        Credit Agreement, dated as of July 18, 2017, by and among JBG SMITH Properties LP, as Borrower, the financial institutions party thereto as lenders, and Wells Fargo Bank, National Association, as Administrative Agent

10.5                        Registration Rights Agreement, dated as of July 18, 2017, by and among JBG SMITH Properties and the holders listed on Schedule I thereto (for holders of common shares of JBG SMITH Properties received in the Combination)

10.6                        Registration Rights Agreement, dated as of July 18, 2017, by and among JBG SMITH Properties and the holders listed on Schedule I thereto (for holders of common limited partnership units of JBG SMITH LP received in the Combination)

10.7                        Form of JBG SMITH Properties Unit Issuance Agreement

10.8                        JBG SMITH Properties Non-Employee Trustee Unit Issuance Agreement, dated July 18, 2017, by and among, JBG SMITH Properties, JBG SMITH Properties LP, Michael J. Glosserman and Glosserman Family JBG Operating, L.L.C.

10.9                        JBG SMITH Properties 2017 Employee Share Purchase Plan

10.10                 JBG SMITH Properties 2017 Omnibus Share Plan

10.11                 Employment Agreement, dated as of July 17, 2017, by and between JBG SMITH Properties and Stephen W. Theriot

10.12                 Form of Indemnification Agreement between JBG SMITH Properties and each of its trustees and executive officers

10.13                 First Amended and Restated Limited Partnership Agreement of JBG SMITH Properties LP, dated as of July 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES
(Registrant)

By:	/s/ Steven Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Secretary

Date:  July 21, 2017

Exhibit Index

2.1                               Amendment to Master Transaction Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties Inc. and JBG/Operating Partners set forth on Schedule A thereto, JBG SMITH Properties and JBG SMITH Properties LP

2.2                               Separation and Distribution Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG SMITH Properties and JBG SMITH Properties LP

2.3                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund VI Transferred, L.L.C. and JBGS/Fund VI OP Mergerco, L.L.C.

2.4                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund VII Transferred, L.L.C. and JBGS/Fund VII OP Mergerco, L.L.C.

2.5                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Fund IX Transferred, L.L.C. and JBGS/Fund IX OP Mergerco, L.L.C.

2.6                               Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG SMITH Properties LP and JBG/Fund VIII Legacy, L.L.C.

2.7                               Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG SMITH Properties LP and JBG/UDM Legacy, L.L.C.

2.8                               Agreement and Plan of Merger, dated as of July 17, 2017, by and between JBG/Operating Partners, L.P. and JBGS/OP Mergerco, L.L.C.

2.9                               Contribution and Assignment Agreement, dated as of July 18, 2017, by and between JBG Properties, Inc. and JBG SMITH Properties LP

3.1                               Declaration of Trust of JBG SMITH Properties, as amended and restated

3.2                               Amended and Restated Bylaws of JBG SMITH Properties

10.1                        Tax Matters Agreement, dated as of July 17, 2017, by and between Vornado Realty Trust and JBG SMITH Properties

10.2                        Employee Matters Agreement, dated as of July 17, 2017, by and between Vornado Realty Trust, Vornado Realty L.P., JBG SMITH Properties and JBG SMITH Properties LP

10.3                        Transition Services Agreement, dated as of July 17, 2017, by and between Vornado Realty Trust and JBG SMITH Properties

10.4                        Credit Agreement, dated as of July 18, 2017, by and among JBG SMITH Properties LP, as Borrower, the financial institutions party thereto as lenders, and Wells Fargo Bank, National Association, as Administrative Agent

10.5                        Registration Rights Agreement, dated as of July 18, 2017, by and among JBG SMITH Properties and the holders listed on Schedule I thereto (for holders of common shares of JBG SMITH Properties received in the Combination)

10.6                        Registration Rights Agreement, dated as of July 18, 2017, by and among JBG SMITH Properties and the holders listed on Schedule I thereto (for holders of common limited partnership units of JBG SMITH LP received in the Combination)

10.7                        Form of JBG SMITH Properties Unit Issuance Agreement

10.8                        JBG SMITH Properties Non-Employee Trustee Unit Issuance Agreement, dated July 18, 2017, by and among, JBG SMITH Properties, JBG SMITH Properties LP, Michael J. Glosserman and Glosserman Family JBG Operating, L.L.C.

10.9                        JBG SMITH Properties 2017 Employee Share Purchase Plan

10.10                 JBG SMITH Properties 2017 Omnibus Share Plan

10.11                 Employment Agreement, dated as of July 17, 2017, by and between JBG SMITH Properties and Stephen W. Theriot

10.12                 Form of Indemnification Agreement between JBG SMITH Properties and each of its trustees and executive officers

10.13                 First Amended and Restated Limited Partnership Agreement of JBG SMITH Properties LP, dated as of July 17, 2017